UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2020

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

500 Boylston St., Suite 1200,

Boston, MA 02116

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FCRD	NASDAQ Global Select Market
6.75% Senior Notes due 2022	FCRZ	The New York Stock Exchange
6.125% Senior Notes due 2023	FCRW	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

First Eagle Alternative Capital BDC, Inc. (the “Company” or “FCRD”) announced today that OEM Group LLC (“OEM”), one of its portfolio investments, entered into an asset purchase agreement in connection with the sale of a portion of the assets of the business (the “AZ Sale”). OEM is a global manufacturer of new and remanufactured semiconductor capital equipment and upgrades focused on innovative and sustaining solutions for emerging markets. The company operates two primary divisions in Pennsylvania (“PA Business”) and Arizona (“AZ Business”).

The AZ Sale closed on December 2, 2020 and resulted in the sale of certain assets and liabilities of the AZ Business to Plasma Therm LLC (the “Purchaser”). The Purchaser will be responsible for developing, commercializing, and marketing the newly developed Endeavor M series PVD platform with no further investment required by OEM. Consideration for the transaction is structured as deferred payments for several years, including minimum annual payments for the first four years that will be used to cover certain operating costs and service remaining debt.

OEM also consummated the sale of certain assets and liabilities of the PA Business to a minority shareholder of the company (the “PA Sale”) on December 18, 2020. There will be no cash consideration exchanged in connection with the transaction.

FCRD’s first lien term loan and second lien term loan will remain outstanding after completion of the AZ Sale and PA Sale. FCRD will retain all of the equity of OEM and will be the beneficiary of the deferred payments in connection with the AZ Sale.

“After investing in OEM’s technology for several years, we are pleased to have found the right partner to commercialize and distribute it to the market. The sales allow us to reduce our exposure to OEM, the single largest position in FCRD’s portfolio, which has been a priority and will contribute meaningfully to ongoing efforts to diversify our portfolio into first lien positions in private equity sponsor-backed companies consistent with our strategy,” said Chris Flynn, President of First Eagle Alternative Credit. “We are well-positioned for growth in 2021 from both a leverage and liquidity standpoint, in particular given the reduced risk in our investment in OEM following these transactions.”

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding the Company’s beliefs, expectations, intentions or strategies for the future, may constitute forward-looking statements. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause the Company’s actual results to differ from management’s current expectations are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

Date: December 22, 2020	By:	/s/ TERRENCE W. OLSON
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer

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